Other Assets and Prepaid Expenses - Summary of Other Current Assets and Prepaid Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Prepaid Expense and Other Assets, Current [Abstract]
Tax credits	$ 37,067	$ 33,042
Prepaid expenses and advance to suppliers	29,083	31,553
Prepaid advertising	1,483	1,934
Others	2,061	1,942
Total prepaid expense and other assets	$ 69,694	$ 68,471